UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SNAP INTERACTIVE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

The attached proxy card is being filed solely to amend the proxy card in the Definitive Proxy Statement on Schedule 14A of Snap Interactive, Inc. (the “Company”), which was filed with the Securities and Exchange Commission on April 10, 2013.  The amended proxy card reflects that the proxy, when properly executed with no direction being made, will be voted FOR Proposals 1, 2 and 4 and THREE YEARS for Proposal 3.  The proxy materials mailed to the Company’s stockholders will include the attached proxy card.

FORM OF PROXY

SNAP INTERACTIVE, INC.
462 7th Avenue, 4th Floor
New York, New York 10018
(212) 594-5050

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 13, 2013

The undersigned hereby appoints Jon D. Pedersen, Sr. and James Supple, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all the shares of common stock of Snap Interactive, Inc. (the “Company”), held of record by the undersigned on April 4, 2013, at the Annual Meeting of Stockholders to be held on May 13, 2013 at 9:00 a.m. Eastern Daylight Time, at the offices of Haynes and Boone, LLP located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, and all adjournment(s) and postponement(s) thereof, and hereby revokes all previously executed proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 13, 2013:

Our Proxy Statement and 2012 Annual Report are available at:

http://investors.snap-interactive.com/annual-reports

INSTRUCTIONS: PLEASE INDICATE A SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW:

1.	ELECTION OF DIRECTOR (to serve until 2014).
	Clifford Lerner	☐ FOR the nominee
☐ WITHHOLD AUTHORITY for the nominee

2.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.
☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS	☐ ABSTAIN
4.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE READ, COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) and postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 4 AND THREE YEARS FOR PROPOSAL 3.

Please sign as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full name by the president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.

       Signature_____________________________________

       Signature (if held jointly)   _________________________________

       Date______________________________, 2013.